UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.       )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Newmont Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Step 1: Go to www.envisionreports.com/NEM. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/NEM Online Go to www.envisionreports.com/NEM or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 0447DC Important Notice Regarding the Availability of Proxy Materials for the Newmont Corporation Annual Stockholder Meeting to be Held on Wednesday, April 30, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Proxy Statement and the 2024 Annual Report on Form 10-K to Stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 16, 2025 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/NEM. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Newmont Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 16, 2025. The 2025 Annual Meeting of Stockholders of Newmont Corporation will be held on Wednesday, April 30, 2025 at 8:00 A.M. Mountain Daylight Time, virtually via the internet at https://meetnow.global/MNHSGC7. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR proposals One, Two and Three: 1. Election of Directors: 01 - Gregory H. Boyce 02 - Bruce R. Brook 03 - Maura J. Clark 04 - Harry M. Conger 05 - Emma FitzGerald 06 - Sally-Anne Layman 07 - José Manuel Madero 08 - René Médori 09 - Jane Nelson 10 - Tom Palmer 11 - Julio M. Quintana 12 - David T. Seaton 2. Approval of the advisory resolution on Newmont’s executive compensation. 3. Ratification of the Audit Committee’s appointment of Ernst and Young LLP as Newmont’s independent registered public accounting firm for 2025. The Board of Directors has fixed the close of business on March 3, 2025, as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice

Newmont Corporation
ARBN 669 938 550

For all enquiries call:
(within Australia) 1300 850 505
(outside Australia) +61 3 9415 4000

*** Exercise Your *Right* to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 30 April 2025

Meeting Information

Meeting Type: 2025 Annual Meeting
For holders as of: 3 March 2025

Date: Wednesday, 30 April 2025 **Time:** *8:00am (Mountain Daylight Time)*

Location: *To be held online at meetnow.global/MNHSGC7*

You are receiving this communication because you hold CDIs or PDIs in Newmont Corporation. This is not a ballot. You cannot use this notice to vote the shares underlying the CDIs or PDIs. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at **www.investorvote.com.au** or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

For your vote to be effective it must be received by 5.00pm (Australian Eastern Standard Time) on Thursday, 24 April 2025.

See the reverse side of this notice to obtain proxy materials and voting instructions →

To vote online, 24 hours a day, 7 days a week:
www.investorvote.com.au

- ☑ **Cast your vote**
- ☑ **Access the meeting documents**
- ☑ **Review and update your securityholding**

Your secure access information is:

Control Number: 999999

SRN/HIN: I9999999999 **PIN: 99999**

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000001/i12

1. Election of Directors 01. Gregory H. Boyce 02. Bruce R. Brook 03. Maura J. Clark 04. Harry M. Conger 05. Emma FitzGerald 06. Sally-Anne Layman 07. José Manuel Madero 08. René Médori 09. Jane Nelson 10. Tom Palmer 11. Julio M. Quintana 12. David T. Seaton 2. Approval of the advisory resolution on Newmont’s executive compensation. 3. Ratification of the Audit Committee’s appointment of Ernst and Young LLP as Newmont’s independent registered public accounting firm for 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: CDI/PDI Voting Instruction Form Notice of Meeting and Proxy Statement Annual Report How to View Online: Have the 6-Digit Control Number available (located on the front of this document) and visit: www.investorvote.com.au How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY TELEPHONE: (within Australia) 1300 850 505 or (outside Australia) +61 3 9415 4000 2) BY E-MAIL*: Web.Queries@computershare.com.au Please make the request as instructed above on or before 4.00pm Tuesday, 15 April 2025 (Australian Eastern Daylight Time) to facilitate timely delivery. *If requesting materials by e-mail, please send an e-mail containing your registered name, address and SRN/HIN. How To Vote Please Choose One of the Following Voting Methods Voting Items The Board of Directors recommends you vote FOR the following: Vote By Internet: To vote now by internet, go to www.investorvote.com.au. Have the 6-Digit Control Number available and follow the instructions. Vote By Mail: If you have received, by request, a hard copy of the voting instruction form, and wish to submit your voting instruction by mail, you should complete and return the voting instruction form to: Computershare Investor Services GPO Box 242 Melbourne VIC 3001

Newmont

Newmont Corporation
ARBN 669 938 550

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

YOUR VOTE IS IMPORTANT

For your vote to be effective it must be received by **5:00pm (AEST) on Thursday 24 April 2025.**

CDI Voting Instruction Form

How to Vote on Items of Business

Each CHESS Depositary Interest (CDI) is equivalent to one share of Company Common Stock, so that every 1 (one) CDI registered in your name on Monday, 3 March 2025 entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Individual: Where the holding is in one name, the securityholder must sign.

Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

Lodge your Form:

XX

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

Samples/000001/000001/i12

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with '**X**') should advise your broker of any changes.

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed

XX

Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of Newmont Corporation hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of Newmont Corporation to be held online at https://meetnow.global/MNHSGC7 on Wednesday 30 April 2025 at 8:00am (Mountain Daylight Time) and at any adjournment or postponement of that meeting.

By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

Step 2 The Board of Directors recommends a vote FOR proposals One, Two and Three.

1.	Election of Directors	For	Withhold
01	Gregory H. Boyce	☐	☐
02	Bruce R. Brook	☐	☐
03	Maura J. Clark	☐	☐
04	Harry M. Conger	☐	☐
05	Emma FitzGerald	☐	☐
06	Sally-Anne Layman	☐	☐
07	José Manuel Madero	☐	☐
08	René Médori	☐	☐
09	Jane Nelson	☐	☐
10	Tom Palmer	☐	☐
11	Julio M. Quintana	☐	☐
12	David T. Seaton	☐	☐

		For	Against	Abstain
2.	Approval of the advisory resolution on Newmont's executive compensation.	☐	☐	☐
3.	Ratification of the Audit Committee's appointment of Ernst and Young LLP as Newmont's independent registered public accounting firm for 2025.	☐	☐	☐

315719_01_V1

Step 3 Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

Update your communication details *(Optional)*

By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically

Mobile Number	Email Address

NEM 315719A

Computershare

Newmont

Newmont Corporation
ARBN 669 938 550

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

YOUR VOTE IS IMPORTANT

For your vote to be effective it must be received by **5:00pm (AEST) on Thursday 24 April 2025.**

PDI Voting Instruction Form

How to Vote on Items of Business

Each PETS Depositary Interest (PDI) is equivalent to one share of Company Common Stock, so that every 1 (one) PDI registered in your name on Monday, 3 March 2025 entitles you to one vote.

You can vote by completing, signing and returning your PDI Voting Instruction Form. This form gives your voting instructions to PNGCSD Nominee Limited, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give PNGCSD Nominee Limited enough time to tabulate all PETS Depositary Interest votes and to vote on the underlying shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Individual: Where the holding is in one name, the securityholder must sign.

Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

Lodge your Form:

XX

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

Samples/000001/000001/i12

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with '**X**') should advise your broker of any changes.

PDI Voting Instruction Form

Please mark ☒ to indicate your directions

Step 1 PNGCSD Nominee Limited will vote as directed

XX

Voting Instructions to PNGCSD Nominee Limited

I/We being a holder of PETS Depositary Interests of Newmont Corporation hereby direct PNGCSD Nominee Limited to vote the shares underlying my/our holding at the Annual Meeting of Newmont Corporation to be held online at https://meetnow.global/MNHSGC7 on Wednesday 30 April 2025 at 8:00am (Mountain Daylight Time) and at any adjournment or postponement of that meeting.

By execution of this PDI Voting Form the undersigned hereby authorises PNGCSD Nominee Limited to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

Step 2 The Board of Directors recommends a vote FOR proposals One, Two and Three.

1.	Election of Directors	For	Withhold
01	Gregory H. Boyce	☐	☐
02	Bruce R. Brook	☐	☐
03	Maura J. Clark	☐	☐
04	Harry M. Conger	☐	☐
05	Emma FitzGerald	☐	☐
06	Sally-Anne Layman	☐	☐
07	José Manuel Madero	☐	☐
08	René Médori	☐	☐
09	Jane Nelson	☐	☐
10	Tom Palmer	☐	☐
11	Julio M. Quintana	☐	☐
12	David T. Seaton	☐	☐

		For	Against	Abstain
2.	Approval of the advisory resolution on Newmont's executive compensation.	☐	☐	☐
3.	Ratification of the Audit Committee's appointment of Ernst and Young LLP as Newmont's independent registered public accounting firm for 2025.	☐	☐	☐

315707_01_V1

Step 3 Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

Update your communication details *(Optional)*

Mobile Number	Email Address

By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically

NEM 316349A

Computershare